SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant     ☒
Filed by a party other than the Registrant     ☐

Check the appropriate box:
☐	Preliminary proxy statement	☐	Confidential, For Use of the Commission Only (as
permitted by Rule 14a–6(e)(2))
☒	Definitive proxy statement
☐	Definitive additional materials
☐	Soliciting material under Rule 14a-12

PLX Technology, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction.

(5)	Total fee paid:

☐ Fee paid previously with preliminary materials:

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PLX TECHNOLOGY, INC.

Notice of Annual Meeting of Stockholders
To Be Held May 24, 2006

To the Stockholders of PLX Technology, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of PLX Technology, Inc., a Delaware corporation (the “Company”), will be held at the Company’s headquarters, 870 Maude Avenue, Sunnyvale, California, at 9:00 a.m., Pacific Daylight Time, on Wednesday, May 24, 2006, for the following purposes:

     1. ELECTION OF DIRECTORS. To elect six directors of the Company to serve until the 2007 annual meeting of stockholders or until their successors are elected and qualified.

     2. APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE PLX TECHNOLOGY, INC. 1999 STOCK INCENTIVE PLAN. To ratify and approve the Company’s 1999 Stock Incentive Plan to (i) increase the number of shares reserved for issuance thereunder from 5,000,000 shares to 5,800,000 shares, (ii) provide for the grant of restricted stock units, and (iii) adopt a limit on the maximum number of shares of restricted stock and restricted stock units which may be granted to any individual in any fiscal year to comply with the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended.

     3. RATIFICATION AND APPROVAL OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. To ratify and approve the appointment of BDO Seidman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.

     4. OTHER BUSINESS. To transact such other business as may properly come before the annual meeting of stockholders and any adjournment or postponement thereof.

     The foregoing items of business are more fully described in the Proxy Statement which is attached hereto and made a part hereof.

     The Board of Directors has fixed the close of business on March 31, 2006 as the record date for determining the stockholders entitled to notice of and to vote at the 2006 Annual Meeting of Stockholders and any adjournment or postponement thereof.

By Order of the Board of Directors,

Michael J. Salameh
Chief Executive Officer and Director

Sunnyvale, California
April 18, 2006

     WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING OF STOCKHOLDERS IN PERSON, YOU ARE URGED TO VOTE AS PROMPTLY AS POSSIBLE TO ENSURE YOUR REPRESENTATION AND THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. STOCKHOLDERS OF RECORD CAN VOTE THEIR SHARES BY USING THE INTERNET OR THE TELEPHONE. INSTRUCTIONS FOR USING THESE CONVENIENT SERVICES ARE SET FORTH ON THE ENCLOSED PROXY CARD. STOCKHOLDERS MAY ALSO VOTE THEIR SHARES BY MARKING, SIGNING, DATING AND RETURNING THE PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF YOU SEND IN YOUR PROXY CARD AND THEN DECIDE TO ATTEND THE ANNUAL MEETING TO VOTE YOUR SHARES IN PERSON, YOU MAY STILL DO SO. YOUR PROXY IS REVOCABLE IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE PROXY STATEMENT.

PLX TECHNOLOGY, INC.
870 Maude Avenue
Sunnyvale, California 94085
________________________

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING

General Information

     This Proxy Statement is furnished to the stockholders of PLX Technology, Inc., a Delaware corporation (the “Company”), in connection with the solicitation by the Board of Directors of the Company (the “Board” or “Board of Directors”) of proxies in the accompanying form for use in voting at the 2006 annual meeting of stockholders of the Company (the “Annual Meeting”) to be held on May 24, 2006 at the Company’s headquarters, 870 Maude Avenue, Sunnyvale, California, at 9:00 a.m., Pacific Daylight Time, and any adjournment or postponement thereof. The shares represented by proxies received, properly marked, dated, executed and not revoked will be voted at the Annual Meeting.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is exercised by (i) delivering to the Company (to the attention of Rafael Torres, the Company’s Secretary) a written notice of revocation or a duly executed proxy bearing a later date, (ii) submitting new voting instructions via the Internet, (iii) calling the specifically designated telephone number and changing the vote, or (iv) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting in and of itself does not revoke a prior proxy.

Solicitation of Proxies

     This Proxy Statement and the accompanying proxy were first sent by mail to stockholders on or about April 18, 2006. The Company will bear the cost of soliciting proxies, including preparation, assembly, printing and mailing of the Proxy Statement. The Company has retained the services of Morrow & Company to assist in the solicitation of proxies and provide related advice and informational support for a services fee and the reimbursement of customary disbursements that are not expected to exceed $6,500 in the aggregate. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may be solicited by certain of the Company’s directors, officers and regular employees, without additional compensation, either personally, by telephone, facsimile, or telegram.

     The close of business on March 31, 2006 has been fixed as the record date (the “Record Date”) for determining the holders of shares of common stock (“Common Stock”) of the Company entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had approximately 27,963,099 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each outstanding share of Common Stock on the Record Date is entitled to one vote on all matters.

Vote Required

     A majority of the outstanding shares of Common Stock entitled to vote, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting. For the election of directors in Proposal No. 1, the candidates who receive the greatest number of votes cast at the Annual Meeting are elected, provided a quorum is present. The affirmative vote of a majority of the shares of the Company’s Common Stock present in person or represented by proxy at the Annual Meeting, and entitled to vote, shall be required to approve Proposal Nos. 2 and 3, provided a quorum is present.

     Under the General Corporation Law of the State of Delaware, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at a meeting. Broker “non-votes” are not counted in the tabulation of the voting results on the election of directors or for purposes of determining the number of votes cast with respect to a particular proposal and, therefore, do not have an effect on the vote. A broker “non-vote” occurs when a broker submits a proxy card with respect to shares of common stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include, among others, the election of directors and ratification of auditors (Proposal Nos. 1 and 3). Non-routine matters include, among others, adoption or amendments to equity compensation plans (Proposal No. 2). For the purpose of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstentions have the same effect as negative votes.

     All shares of Common Stock represented by valid proxies will be voted in accordance with the instructions contained therein. In the absence of instructions, proxies from holders of Common Stock will be voted FOR Proposals 1, 2 and 3.

Voting Procedures

     Shares of Common Stock cannot be voted until either a signed proxy card is returned, voting instructions are submitted by using the Internet or by calling a specifically designated telephone number. Any stockholder may change their vote prior to the Annual Meeting by revoking their proxy or by (i) submitting a proxy bearing a later date, (ii) submitting new voting instructions via the Internet, or (iii) calling the specifically designated telephone number and changing their vote.

     The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to provide their voting instructions, and to confirm that their instructions have been recorded properly. The Company believes the procedures which have been put in place are consistent with the requirements of applicable law. Specific instructions for stockholders of record who wish to use the Internet or telephone voting procedures are set forth on the enclosed proxy card.

     An automated system administered by ADP Investor Communication Services (“ADP”) will tabulate votes cast by proxy at the Annual Meeting and a representative of the Company will tabulate votes cast in person at the Annual Meeting.

Electronic Access to Proxy Materials, Annual Report and Voting Electronically Via the Internet

     Stockholders who elected to receive the Proxy Statement and the annual report on Form 10-K (the “Annual Report”) over the Internet will be receiving an e-mail on or about April 20, 2006 with information on how to access stockholder information and instructions for voting over the Internet. Stockholders of record may vote via the Internet until 11:59 p.m. Eastern Daylight Time, May 23, 2006.

     If a stockholder’s shares are registered in the name of a brokerage firm and the stockholder has not elected to receive the Proxy Statement and Annual Report over the Internet, the stockholder may still be eligible to vote shares electronically over the Internet. Many brokerage firms participate in the ADP online program, which provides eligible stockholders who receive a paper copy of the Proxy Statement and Annual Report the opportunity to vote via the Internet. If a stockholder’s brokerage firm is participating in ADP’s program, the proxy card will provide instructions. If the proxy card does not reference Internet information, please complete and return the enclosed proxy card in the self-addressed, postage paid envelope provided.

     Stockholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies. Stockholders of record wishing to receive future stockholder materials electronically, can elect this option by following the instructions provided when voting over the Internet at www.ProxyVote.com.

     Upon electing to view future proxy statements and annual reports over the Internet, stockholders will receive an e-mail notification next year with instructions containing the Internet address of those materials. The choice to view future proxy statements and annual reports over the Internet will remain in effect until the stockholder contacts their broker or the Company to rescind the instructions. Internet access does not have to be elected each year.

     Stockholders who elected to receive this Proxy Statement electronically over the Internet and who would now like to receive a paper copy of this Proxy Statement so that they may submit a paper proxy in lieu of an electronic proxy, should contact either their broker or the Company.

Householding of Annual Meeting Materials

     Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the proxy statement and annual report may have been sent to multiple stockholders in a stockholder’s household. The Company will promptly deliver a separate copy of either document to any stockholder who contacts the Company’s investor relations department at (408) 774-9060 or at 870 Maude Avenue, Sunnyvale, California 94085 requesting such copies. If a stockholder is receiving multiple copies of the proxy statement and annual report at the stockholder’s household and would like to receive a single copy of each of these documents for a stockholder’s household in the future, stockholders should contact their broker, other nominee record holder, or the Company’s investor relations department to request mailing of a single copy of the proxy statement and annual report.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

     As set by the Board of Directors pursuant to the Bylaws of the Company, the authorized number of directors of the Company is currently set at six.

     The Nominating Committee of the Board of Directors has recommended, and the Board of Directors has nominated, the six nominees listed below for election as directors at the Annual Meeting, each to serve until the 2007 annual meeting of stockholders, until each director’s successor is elected or appointed and qualified, or until the earlier resignation or removal of the director. All of the nominees are currently directors of the Company, and each of the nominees named below has consented, if elected as a director of the Company, to serve until his term expires. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will assure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a director, if elected. Each of the six nominees for director who receives the greatest number of votes will be elected.

     Set forth below are the names, ages and certain biographical information relating to the director nominees as of March 31, 2006.

Name of Nominee	Age	Position with Company	Director Since
Michael J. Salameh	51	Chief Executive Officer and Director	1986
D. James Guzy (1)(2)	70	Chairman of the Board	1986
John H. Hart(2)(3)	60	Director	1999
Robert H. Smith(1)(3)	69	Director	2002
Thomas Riordan	49	Director	2004
Patrick Verderico(1)	62	Director	2004
____________________

(1)	Member of Audit Committee

(2)	Member of Compensation Committee

(3)	Member of Nominating Committee

     Michael J. Salameh co-founded the Company and has served as Chief Executive Officer and as a member of the Board of Directors since the Company’s inception in May 1986. From 1980 through 1986, Mr. Salameh was employed in various marketing management positions with Hewlett-Packard Company. Mr. Salameh is also a director of Giotti Inc., a privately held company. Mr. Salameh received a B.S. in engineering and applied science from Yale University and an M.B.A. from Harvard Business School.

     D. James Guzy has served as Chairman of the Board since 1986. Since 1969, Mr. Guzy has been chairman of Arbor Company, a limited partnership engaged in the electronics and computer industry. Mr. Guzy is also a director of Cirrus Logic, Inc., Intel Corporation, Davis Selected Group of Mutual Funds and AllianceBernstein LLP Core Mutual Funds, and a member of the board of directors of several private technology companies. Mr. Guzy received a B.S. from the University of Minnesota and an M.S. from Stanford University.

     John H. Hart has been a director of the Company since April 1999. Mr. Hart is currently a 3Com fellow and serves on the Board of Directors of Coherent Inc. and several private companies. In September 2000, he retired as senior vice president and chief technical officer of 3Com Corporation, a position he had held since August 1996. From the time Mr. Hart joined 3Com Corporation in September 1990 until July 1996, he was vice president and chief technical officer. Prior to joining 3Com Corporation, Mr. Hart worked for Vitalink Communications Corporation for seven years, where his most recent position was vice president of network products. Mr. Hart is also a director of ClearSpeed Technology, PLC. Mr. Hart received a B.S. in mathematics from the University of Georgia.

     Robert H. Smith has been a director of the Company since November 2002. Mr. Smith is also a director of ON Semiconductor, a power and data management company. From May 1995 to August 2002, Mr. Smith worked at Novellus Systems, Inc., a semiconductor equipment manufacturer, where his last position was executive vice president of administration in the office of the Chief Executive Officer and board member. From June 1994 to September 1994, Mr. Smith held the position of chairman of the board of directors for Micro Component Technology, Inc., a semiconductor test-equipment manufacturer. From 1986 through 1990, Mr. Smith served as the president of Maxwell Graphics, Inc., a printing company. From 1982 through 1986, Mr. Smith held chief financial officer positions with Maxwell Communications of North America Corp. and R. R. Donnelley and Sons, both printing companies. Mr. Smith previously held executive positions with Honeywell, Inc., Memorex Corp. and Control Data Corp. Mr. Smith is currently a member of the board of directors for Cirrus Logic, Inc. and Virage Logic Corporation, both semiconductor companies, and Epicor Software Corporation, a software corporation. Mr. Smith received a B.S. in business administration from Oklahoma City University.

     Thomas Riordan joined the Board of Directors in November 2004. Mr. Riordan is an Entrepreneur-In-Residence at Bessemer Venture Partners, one of the nation’s original venture capital firms. From August 2000 to January 2005, Mr. Riordan served as vice president of architecture at PMC-Sierra, a provider of communications and storage semiconductors and MIPS based processors. Mr. Riordan co-founded Quantum Effect Devices, a supplier of MIPS-architecture microprocessors and was chief executive officer and president from August 1991 until its acquisition by PMC-Sierra in August 2000. Mr. Riordan holds B.S. and M.S. degrees in electrical engineering as well as a B.A. degree in government from the University of Central Florida and has done post-graduate work in electrical engineering at Stanford University.

     Patrick Verderico joined the Board of Directors in November 2004. Mr. Verderico is also a director of OSE USA, Inc., a semiconductor-packaging foundry, and Micro Component Technology, Inc., a semiconductor test equipment manufacturer. From January 2001 to January 2003, Mr. Verderico was chief financial officer of Ubicom, an Internet processor and software company. From April 1997 to November 2000, he was employed at OSE USA, Inc. where his last position was president and chief executive officer. Prior to 1997, Mr. Verderico held executive positions with Maxtor Corporation as chief operating officer, Creative Technology as chief financial officer, Cypress Semiconductor as chief financial officer, Phillips Semiconductors as vice president of assembly operations, and National Semiconductor as corporate controller. Mr. Verderico is a Certified Public Accountant and a former partner of PricewaterhouseCoopers. Mr. Verderico received a B.A. from the University of Akron and a M.B.A. from Pennsylvania State University.

     THE BOARD RECOMMENDS A VOTE FOR
THE ELECTION OF THE NOMINEES NAMED ABOVE

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF
THE 1999 STOCK INCENTIVE PLAN

     Stockholders are being asked to approve an amendment and restatement of the Company’s 1999 Stock Incentive Plan (the “1999 Plan”). The proposed amendment and restatement of the 1999 Plan will (a) increase the number of shares reserved for issuance under the 1999 Plan from 5,000,000 shares to 5,800,000 shares, (b) provide for the grant of restricted stock units, (c) adopt a limit on the maximum number of shares with respect to which restricted stock and restricted stock units may be granted to any individual in any fiscal year under the 1999 Plan to comply with the performance-based compensation exception to the deduction limit of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and (d) implement changes to certain administrative provisions.

     The amendment to the 1999 Plan will enable the Company to grant awards as needed to attract employees and other service providers. The 1999 Plan is intended to enhance the Company’s ability to provide key individuals with awards and incentives commensurate with their contributions and competitive with those offered by other employers, and to increase stockholder value by further aligning the interests of key individuals with the interests of the Company’s stockholders by providing an opportunity to benefit from stock price appreciation that generally accompanies improved financial performance. The Board of Directors believes that the Company’s long term success is dependent upon the Company’s ability to attract and retain highly qualified individuals who, by virtue of their ability and qualifications, make important contributions to the Company.

     The affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote is required for adoption of Proposal No. 2. For purposes of the vote on Proposal No. 2, abstentions will have the same effect as “no” votes on this proposal, whereas broker “non-votes” will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL
OF THE AMENDMENT AND RESTATEMENT OF THE 1999 PLAN

     A general description of the principal terms of the 1999 Plan as proposed to be amended and restated is set forth below. This description is qualified in its entirety by the terms of the 1999 Plan, a copy of which is attached to this Proxy Statement as Appendix A and is incorporated by reference herein. In the following discussion of the 1999 Plan, capitalized terms have the same meaning as defined in the 1999 Plan, unless otherwise noted.

General Description

     The 1999 Plan was approved by the Board of Directors in January 1999 and by the Company’s stockholders in March 1999. In May 2000, the Company’s stockholders approved amendments to the 1999 Plan to (i) increase the number of shares reserved for issuance under the 1999 Plan from 1,000,000 shares to 2,500,000 shares, and (ii) to limit the maximum number of options and stock appreciation rights that may be awarded to an employee in any one fiscal year of the Company in order to ensure compliance with the requirements of Section 162(m) of the Code. In March 2001, the Board of Directors approved an amendment to the 1999 Plan, which was approved by the stockholders in May 2001, to increase the number of shares reserved for issuance under the 1999 Plan from 2,500,000 shares to 3,400,000 shares. The 1999 Plan was also amended to provide that any reduction of the exercise price of any Option awarded under the 1999 Plan, which would be treated as a repricing for accounting purposes under the Financial Accounting Standards Board Interpretation No. 44, would be subject to stockholder approval. In March 2002, the Board of Directors approved an amendment to the 1999 Plan, which was approved by the stockholders in May 2002, to increase the number of shares reserved for issuance under the 1999 Plan from 3,400,000 shares to 4,300,000 shares. In March 2004, the Board of Directors approved an amendment to the 1999 Plan, which was approved by the stockholders in May 2004, to increase the number of shares reserved for issuance under the 1999 Plan from 4,300,000 shares to 5,000,000 shares. In March 2006, the Board of Directors approved an amendment and restatement of the 1999 Plan, conditioned upon and not to take effect until approved by the Company’s stockholders, to (a) increase the number of shares reserved for issuance under the 1999 Plan from 5,000,000 shares to 5,800,000 shares, (b) provide for the grant of restricted stock units, (c) adopt a limit on the maximum number of shares with respect to which restricted stock and restricted stock units may be granted to any individual in any fiscal year under the 1999 Plan to comply with the performance-based compensation exception to the deduction limit of Section 162(m) of the Code, and (d) implement changes to certain administrative provisions.

     The purposes of the 1999 Plan are to give the Company’s employees and others who perform substantial services for the Company an incentive, through ownership of the Company’s Common Stock, to continue in service to the Company, and to help the Company compete effectively with other enterprises for the services of qualified individuals. As of March 31, 2006, options to purchase a total of 4,576,323 shares held by 147 optionees were outstanding as of such date at a weighted average exercise price of $11.03 per share, and 168,882 shares remained available for future grant under the 1999 Plan. As of that same date, the number of employees, directors and consultants eligible to receive grants under the 1999 Plan was approximately 152 persons.

Reason for the Amendment and Restatement

     The proposed amendment and restatement (a) increases the maximum number of shares available for grant under the 1999 Plan, (b) provides for the grant of restricted stock units, (c) adopts a limit on the maximum number of shares with respect to which restricted stock and restricted stock units may be granted to any individual in any fiscal year under the 1999 Plan to comply with the performance-based compensation exception to the deduction limit of Section 162(m) of the Code, and (d) implements changes to certain administrative provisions. The Board believes this increase will enhance the Company’s ability to attract, retain and motivate the services of key executive officers and employees which is essential to the Company’s long-term growth and success.

     The 1999 Plan provides for the grant of options, stock appreciation rights, sales or bonuses of restricted stock, restricted stock units and dividend equivalent rights.

Amendment and Restatement to Increase Shares Reserved

     The current number of shares reserved for issuance under the 1999 Plan is 5,000,000. The proposed amendment and restatement of the 1999 Plan provides that the number of shares reserved for issuance will be increased by 800,000 shares to a total reserve of 5,800,000 shares. Notwithstanding the foregoing, the maximum aggregate number of shares which may be issued pursuant to awards (other than stock appreciation rights and options) is 400,000.

     Notwithstanding anything to the contrary contained 1999 Plan: (i) shares tendered or withheld in payment of an option exercise price shall not be returned to the 1999 Plan and shall not become available for future issuance under the 1999 Plan; (ii) shares withheld by the Company to satisfy any tax withholding obligation shall not be returned to the 1999 Plan and shall not become available for future issuance under the 1999 Plan; and (iii) all shares covered by the portion of a stock appreciation right that is exercised (whether or not shares are actually issued to the grantee upon exercise of the stock appreciation right) shall be considered issued pursuant to the 1999 Plan.

Administration

     The 1999 Plan is administered by the Compensation Committee.

Amendment and Termination

     The Board of Directors may at any time amend, suspend or terminate the 1999 Plan. To the extent necessary to comply with applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein, the Company will obtain stockholder approval of any amendment to the 1999 Plan in such a manner and to such a degree as required. The 1999 Plan will terminate in January 2009 unless previously terminated by the Board of Directors.

Other Terms

     Stock options granted under the 1999 Plan may be either incentive stock options under the provisions of Section 422 of the Code, or ISOs, or nonqualified stock options, or NSOs. ISOs may be granted only to the Company’s employees or employees of any parent or subsidiary corporation of the Company. Awards other than ISOs may be granted to employees, directors and consultants. Under the 1999 Plan, awards may be granted to such employees, directors or consultants who are residing in foreign jurisdictions as the administrator may determine from time to time.

     The 1999 Plan authorizes the administrator to select the employees, directors and consultants of the Company to whom awards may be granted and to determine the terms and conditions of any award; however, the term of an award may not be for more than 10 years (or 5 years in the case of ISOs granted to any grantee who owns stock representing more than 10% of the Company’s combined voting power or the voting power of any parent or subsidiary of the Company). The aggregate fair market value of the Company’s Common Stock with respect to any ISOs that are exercisable for the first time by an eligible employee in any calendar year may not exceed $100,000. The 1999 Plan authorizes the administrator to grant awards at an exercise or purchase price determined by the administrator, however, the awards with an exercise or purchase price may not be granted with an exercise or purchase price less than 100% of fair market value on the date of grant. The exercise price is payable in cash with such documentation as the administrator and the broker, if applicable, shall require to effect an exercise of an award and delivery to the Company of the sale proceeds required to pay the exercise price, or with shares of the Company’s Common Stock.

     The maximum number of shares of the Company’s Common Stock with respect to which options and stock appreciation rights may be granted to any of the Company’s employees in any fiscal year shall be 1,000,000 shares. The maximum number of shares of the Company’s Common Stock with respect to which restricted stock and restricted stock units may be granted to any of the Company’s employees in any fiscal year shall be 400,000 shares. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization due to a stock split, stock dividend or similar event affecting the Common Stock of the Company. The purpose of these limitations is to ensure that awards granted under the 1999 Plan will be eligible to qualify as performance-based compensation under Section 162(m) of the Code and therefore be exempt from the compensation deduction limit under Section 162(m) of the Code.

     Under Section 162(m) of the Code, no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to its chief executive officer and each of its four most highly paid other executive officers who are serving in such capacities as of the last day of such taxable year. An exception to this rule applies to compensation that is paid pursuant to a stock incentive plan approved by stockholders and that specifies, among other things, the maximum number of shares with respect to which options and stock appreciation rights may be granted to eligible participants under such plan during a specified period. Compensation paid pursuant to options granted under such a plan and with an exercise price equal to the fair market value of the company’s common stock on the date of grant is deemed to be inherently performance-based, since such awards provide value to participants only if the stock price appreciates. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation, if any option is cancelled, the cancelled award shall continue to count against the maximum number of shares of common stock with respect to which an award may be granted to a participant.

     In order for restricted stock or restricted stock units to qualify as performance-based compensation, the administrator must establish a performance goal with respect to such award in writing not later than 90 days after the commencement of the services to which it relates and while the outcome is substantially uncertain. In addition, the performance goal must be stated in terms of an objective formula or standard. The 1999 Plan includes the following performance criteria that may be considered by the administrator when granting performance-based awards: (i)

increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and (xvii) market share. Performance goals may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof.

     An award may not be exercised after the termination date of such award as set forth in the award agreement. In the event a participant in the 1999 Plan terminates continuous service with the Company, an award may be exercised only to the extent provided in the award agreement. Where an award agreement permits a participant to exercise an award following termination of service, the award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the award, whichever comes first. Any award designated as an ISO, to the extent not exercised within the time permitted by law for the exercise of incentive stock options following the termination of employment, shall convert automatically to a nonqualified stock option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the award agreement.

     The 1999 Plan also provides that stockholder approval is required in order to (i) reduce the exercise price of any option and the base appreciation amount of any stock appreciation awarded under the 1999 Plan or (ii) cancel any option or stock appreciation right awarded under the 1999 Plan in exchange for another award at a time when exercise price or base appreciation amount (as applicable) exceeds the fair market value of the underlying shares unless the cancellation and exchange occurs in connection with a Corporate Transaction.

     The administrator may amend awards previously granted, provided, however, that the vesting schedule for awards may only be amended in the event of a Corporate Transaction, a change in control or a subsidiary disposition or in the event of the grantee’s death, disability or retirement.

     Subject to any required action by the stockholders of the Company, the number of shares of the Company’s Common Stock covered by outstanding awards, the number of shares of the Company’s Common Stock that have been authorized for issuance under the 1999 Plan, the exercise or purchase price of each outstanding award, the maximum number of shares of the Company’s Common Stock that may be granted subject to awards to any participant in a calendar year, and the like, shall be proportionally adjusted by the administrator in the event of (i) any increase or decrease in the number of issued shares of the Company’s Common Stock resulting from a stock split, stock dividend, combination or reclassification or similar event affecting the Common Stock of the Company, (ii) any other increase or decrease in the number of issued shares of the Company’s Common Stock effected without receipt of consideration by the Company or (iii) as the administrator may determine in its discretion, any other transaction with respect to the Company’s Common Stock; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the administrator and its determination shall be final, binding and conclusive.

     The awards may be granted subject to vesting schedules and restrictions on transfer and repurchase or forfeiture rights in the Company’s favor as specified in the agreements to be issued under the 1999 Plan. Except with respect to awards granted to consultants and directors, awards issued under the 1999 Plan shall vest and be released from a risk of forfeiture (if applicable) over a period of not less than three (3) years measured from the date of issuance of the award. Notwithstanding the foregoing, awards subject to performance-based vesting may vest and be released from a risk of forfeiture (if applicable) over a period of not less than one (1) year measured from the date of issuance of the award.

     The administrator has the authority to accelerate the vesting schedule of awards so that they become fully vested, exercisable, and released from any restrictions on transfer and repurchase or forfeiture rights in the event of a corporate transaction, a change in control or a subsidiary disposition, each as defined in the 1999 Plan. Effective upon the consummation of the corporate transaction, all outstanding awards under the 1999 Plan will terminate unless assumed by the successor company or its parent. In the event of a change in control or a subsidiary disposition, each award shall remain exercisable until the expiration or sooner termination of the award term. Unless the award is assumed by the related entity or its parent, in the event of a related entity disposition, there shall be a deemed termination of employment of each employee who is at the time engaged primarily in service to the related entity (involved in such related entity disposition) and each award of such employee shall be exercisable in accordance with the terms of the award agreement evidencing such award.

     The 1999 Plan provides that ISOs may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised only during the lifetime of the grantee by the grantee. However, the 1999 Plan permits the designation of beneficiaries by holders of ISOs. Other awards are transferable to the extent provided in the award agreement.

     Under the 1999 Plan, the administrator may establish one or more programs under the 1999 Plan to permit selected grantees the opportunity to elect to defer receipt of consideration payable under an award. The administrator also may establish under the 1999 Plan separate programs for the grant of particular forms of awards to one or more classes of grantees.

Certain Federal Tax Consequences

     The following summary of the federal income tax consequences of the 1999 Plan and the awards granted thereunder is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss non-U.S., state or local tax consequences or guidance that may be issued by the Treasury Department under Section 409A of the Code.

     Nonqualified Stock Options. The grant of a nonqualified stock option under the 1999 Plan will not result in any federal income tax consequences to the optionholder or to the Company. Upon exercise of a nonqualified stock option, the optionholder is subject to income taxes at the rate applicable to ordinary compensation income on the difference between the option exercise price and the fair market value of the shares on the date of exercise. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the optionholder, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the optionholder’s total compensation is deemed reasonable in amount. Any gain or loss on the optionholder’s subsequent disposition of the shares of common stock will receive long or short-term capital gain or loss treatment, depending on whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any such gain.

     In the event a nonqualified stock option is amended, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code, which provide rules regarding the timing of payment of deferred compensation. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A, can result in an additional 20% tax obligation, plus penalties and interest. Currently how the additional tax and penalties and interest will be applied is unclear.

     Incentive Stock Options. The grant of an incentive stock option under the 1999 Plan will not result in any federal income tax consequences to the optionholder or to the Company. An optionholder recognizes no federal taxable income upon exercising an incentive stock option (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an incentive stock option, the tax consequences depend upon how long the optionholder has held the shares of common stock. If the optionholder does not dispose of the shares within two years after the incentive stock option was granted, nor within one year after the incentive stock option was exercised, the optionholder will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

     If the optionholder fails to satisfy either of the foregoing holding periods, he or she must recognize ordinary income in the year of the disposition (referred to as a “disqualifying disposition”). The amount of such ordinary income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock on the exercise date and the exercise price. Any gain in excess of the amount taxed as ordinary income will be treated as a long or short-term capital gain, depending on whether the stock was held for more than one year. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary income recognized by the optionholder, subject to possible limitations imposed by Section 162(m) of the Code and so long as the optionholder’s total compensation is deemed reasonable in amount.

     The “spread” under an incentive stock option — i.e., the difference between the fair market value of the shares at exercise and the exercise price — is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If an optionholder’s alternative minimum tax liability exceeds such optionholder’s regular income tax liability, the optionholder will owe the larger amount of taxes. In order to avoid the application of alternative minimum tax with respect to incentive stock options, the optionholder must sell the shares within the same calendar year in which the incentive stock options are exercised. However, such a sale of shares within the same year of exercise will constitute a disqualifying disposition, as described above.

     In the event an incentive stock option is amended, such option may be considered deferred compensation and subject to the rules of Section 409A of the Code. An option subject to Section 409A of the Code which fails to comply with the rules of Section 409A, can result in an additional 20% tax obligation, plus penalties and interest. Currently how the additional tax and penalties and interest will be applied is unclear. In addition, the amendment of an incentive stock option may convert the option from an incentive stock option to a nonqualified stock option.

     Restricted Stock. The grant of restricted stock will subject the recipient to ordinary compensation income on the difference between the amount paid for such stock and the fair market value of the shares on the date that the restrictions lapse. This income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount. Any gain or loss on the recipient’s subsequent disposition of the shares will receive long or short-term capital gain or loss treatment depending on how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any such gain.

     Recipients of restricted stock may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the spread between the amount paid for such stock and the fair market value on the date of the issuance of the stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long or short-term capital gain to the recipient. The Section 83(b) Election must be made within thirty days from the time the restricted stock is issued.

     Stock Appreciation Rights. Recipients of stock appreciation rights (“SARs”) generally should not recognize income until the SAR is exercised (assuming there is no ceiling on the value of the right). Upon exercise, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such exercise. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon exercise of a SAR. Recipients will recognize gain upon the disposition of any shares received on exercise of a SAR equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

     A SAR can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A SAR that does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such recipient. Currently, how the additional tax, penalties and interest will be applied is unclear.

     Restricted Stock Units. Recipients of restricted stock units generally should not recognize income until such units are converted into cash or shares of stock. Upon conversion, the recipient will normally recognize taxable ordinary income for federal income tax purposes equal to the amount of cash and fair market value of the shares, if any, received upon such conversion. Recipients who are employees will be subject to withholding for federal income and employment tax purposes with respect to income recognized upon conversion of the restricted stock units. Participants will recognize gain upon the disposition of any shares received upon conversion of the restricted stock units equal to the excess of (i) the amount realized on such disposition over (ii) the ordinary income recognized with respect to such shares under the principles set forth above. That gain will be taxable as long or short-term capital gain depending on whether the shares were held for more than one year. The Company will be entitled to a tax deduction to the extent and in the year that ordinary income is recognized by the recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the recipient’s total compensation is deemed reasonable in amount.

     Restricted stock units also can be considered non-qualified deferred compensation and subject to Section 409A of the Code. A grant of restricted stock units that does not meet the requirements of Code Section 409A will result in an additional 20% tax obligation, plus penalties and interest to such recipient. Currently, how the additional tax, penalties and interest will be applied is unclear.

     Dividends and Dividend Equivalents. Recipients of stock-based awards that earn dividends or dividend equivalents will recognize taxable ordinary income on any dividend payments received with respect to unvested and/or unexercised shares subject to such awards, which income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by a recipient, subject to possible limitations imposed by Section 162(m) of the Code and so long as the Company withholds the appropriate taxes with respect to such income (if required) and the individual’s total compensation is deemed reasonable in amount.

     The foregoing is only a summary of the federal income tax consequences of 1999 Plan transactions, and is based upon federal income tax laws in effect on the date of this Proxy Statement. Reference should be made to the applicable provisions of the Code. This summary does not purport to be complete, and does not discuss the tax consequences of a grantee’s death or the tax laws of any municipality, state or foreign country to which the grantee may be subject.

Amended Plan Benefits

     As of the date of this Proxy Statement, no executive officer, director and no associate of any executive office or director, has been granted any options subject to stockholder approval of the proposed amendment. The benefits to be received pursuant to the 1999 Plan amendment by the Company’s executive officers, directors and employees are not determinable at this time.

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

     On June 21, 2005, upon the recommendation of the Company’s Audit Committee, the Company’s Board of Directors voted to approve the engagement of BDO Seidman, LLP as the Company’s independent registered public accounting firm. BDO Seidman, LLP replaced Ernst & Young, LLP, who was dismissed as the Company’s independent registered public accounting firm. Ernst & Young, LLP (“E&Y”) had audited the financial statements of the Company since 1986 and served as the Company’s independent registered public accounting firm for the year ended December 31, 2004.

     The reports of E&Y on the consolidated financial statements for the year ended December 31, 2004 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the years ended December 31, 2004 and 2003 and through June 21, 2005, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y would have caused E&Y to make reference to the subject matter of the disagreements in their reports on the financial statements for such years.

     During the years ended December 31, 2004 and 2003 and through June 21, 2005, there were no reportable events (as defined in Regulation S-K Item 304(a)(i)(v)).

     During the years ended December 31, 2004 and 2003 and through June 21, 2005, the Company did not consult with BDO Seidman, LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as described in Item 304(a)(i)(v) of Regulation S-K).

     The Company provided E&Y with a copy of the foregoing statements and received a letter from E&Y stating its agreement with such statements. The Company filed the letter as an exhibit to its current report on Form 8-K filed with the Securities and Exchange Commission on June 23, 2005.

     BDO Seidman LLP has been appointed by the Board to continue as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006. Although the Company is not required to seek stockholder approval of its selection of independent registered public accounting firm, the Board believes it to be sound corporate governance to do so. If the appointment is not ratified, the Board will investigate the reasons for stockholder rejection and will reconsider its selection of its independent registered public accounting firm.

     A representative of BDO Seidman LLP is expected to be present at the Annual Meeting. The representative will have an opportunity to make a statement and to respond to appropriate questions.

AUDIT AND NON-AUDIT FEES

E&Y FEES

     The following table presents fees for professional audit services rendered by E&Y for the audit of the Company’s annual financial statements for the year ended December 31, 2004 and fees billed for other services rendered by E&Y for the year ended December 31, 2004.

2004
Audit Fees (1)	$ 872,700
Audit-Related Fees (2)	50,000
Tax Fees (3)	--
All Other Fees (4)	--
Total	$ 922,700

     (1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements, internal controls under Sarbanes-Oxley Rule 404, and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements for the year ended December 31, 2004.

     (2) Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and internal controls and are not reported under “Audit Fees.”

     (3) There were no Tax Fees incurred in 2004

     (4) There were no All Other Fees incurred in 2004.

BDO SEIDMAN LLP FEES

     The following table presents fees for professional audit services rendered by BDO Seidman LLP for the audit of the Company’s annual financial statements for the year ended December 31, 2005 and fees billed for other services rendered by BDO Seidman LLP for the year ended December 31, 2005.

2005
Audit Fees (1)	$ 453,158
Audit-Related Fees (2)	--
Tax Fees (3)	--
All Other Fees (4)	--
Total	$ 453,158

     (1) Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements, internal controls under Sarbanes-Oxley Rule 404, and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by BDO Seidman LLP in connection with statutory and regulatory filings or engagements for the year ended December 31, 2005. BDO Seidman LLP was appointed the Company’s independent registered public accounting firm on June 21, 2005 and performed their first review of the Company’s interim consolidated financial statements in the second fiscal quarter of 2005. Additional fees may be billed for fiscal 2005 services.

     (2) There were no Audit-Related Fees incurred in 2005.

     (3) There were no Tax Fees incurred in 2005.

     (4) There were no All Other Fees incurred in 2005.

     In making its recommendation to ratify the appointment of BDO Seidman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006, the Audit Committee has considered whether services other than audit and audit-related services provided by BDO Seidman LLP are compatible with maintaining the independence of BDO Seidman LLP.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

     The Audit Committee pre-approves all audit services provided by the independent registered public accounting firm. In March 2004, the Audit Committee adopted a policy for the pre-approval of audit services provided by the independent registered public accounting firm. Under the policy, the independent registered public accounting firm cannot be retained for non-audit services and pre-approval is generally detailed as to the particular service or category of services to be provided. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF
THE APPOINTMENT OF BDO SEIDMAN LLP AS THE COMPANY’S
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR
ENDING DECEMBER 31, 2006

BOARD AND CORPORATE GOVERNANCE MATTERS

Relationships Among Directors or Executive Officers

     There are no family relationships among any of the directors or executive officers of the Company.

Committees and Meetings of the Board of Directors

     During the fiscal year ended December 31, 2005, the Board met ten times. The Board has three committees: the Audit Committee, the Compensation Committee and the Nominating Committee. During the fiscal year ended December 31, 2005, no director attended fewer than 75% of all the meetings of the Board and its committees on which he served after becoming a member of the Board. The Company encourages, but does not require, its Board members to attend the annual meeting of stockholders. One of the current members of the Board attended the 2005 annual meeting of stockholders. The Board has determined that a majority of the Board members, D. James Guzy, Thomas Riordan, Patrick Verderico, John H. Hart and Robert H. Smith, are “independent” as that term is defined in Rule 4200 of the listing standards of the Marketplace Rules of the Nasdaq Stock Market, Inc. (“Nasdaq”).

     The Audit Committee, which held twelve meetings in the fiscal year ended December 31, 2005, consists of Mr. Smith, Mr. Guzy and Mr. Verderico, with Mr. Smith serving as its chairman. The Audit Committee is responsible for assisting the full Board of Directors in fulfilling its oversight responsibilities relative to the Company’s financial statements, financial reporting practices, systems of internal accounting and financial controls, annual independent audits of the Company’s financial statements, and such legal and ethics programs as may be established from time to time by the Board. The Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and may retain external consultants at its sole discretion. In addition, the Audit Committee reviews and pre-approves the engagement of the Company’s independent registered public accounting firm to perform audit and non-audit services and the related fees. The Audit Committee is composed solely of non-employee directors, as such term is defined in Rule 16b-3 under the Securities and Exchange Act of 1934, as amended, (the “Exchange Act”) and the Board has determined that all members of the Audit Committee are “independent” as that term is defined in Rule 4200(a)(15) of the listing standards of Nasdaq. The Board has further determined that Robert H. Smith is an “audit committee financial expert” as defined by Item 401(h) of Regulation S-K of the Exchange Act and is independent as defined by Item 7(d)(3)(iv) of Schedule 14A of the Exchange Act.

     The Board of Directors has adopted and approved a charter for the Audit Committee, a copy of which was attached as Appendix A to the Company’s 2004 proxy statement. A copy of the charter can also be viewed at the Company’s website at www.plxtech.com.

     The Compensation Committee, which held four meetings in the fiscal year ended December 31, 2005, consists of Mr. Guzy and Mr. Hart, with Mr. Hart serving as its chairman. The Compensation Committee reviews and approves the compensation and benefits for the Company’s executive officers, administers the Company’s 1998 Stock Incentive Plan, 1999 Stock Incentive Plan, and 1999 Non-Employee Director Stock Incentive Plan and performs such other duties as may from time to time be determined by the Board. All members of the Compensation Committee are independent directors within the meaning of Rule 4200 of the listing standards of Nasdaq.

     The Nominating Committee, which held one meeting in the fiscal year ended December 31, 2005, consists of Mr. Hart, who serves as chairman, and Mr. Smith. The Nominating Committee assists the Board of Directors in selecting nominees for election to the Board of Directors and monitors the composition of the Board. The Nominating Committee will consider and make recommendations to the Board of Directors regarding any stockholder recommendations for candidates to serve on the Board of Directors. However, it has not adopted a formal process for that consideration because it believes that the informal consideration process has been adequate given the historical absence of stockholder proposals. The Nominating Committee will review periodically whether a more formal policy should be adopted. Stockholders wishing to recommend candidates for consideration by the Nominating Committee may do so by writing to the Secretary of the Company at 870 Maude Avenue, Sunnyvale, California 94085 providing the candidate’s name, biographical data and qualifications, a document indicating the candidate’s willingness to act if elected, and evidence of the nominating stockholder’s ownership of the Company’s Common Stock at least 120 days prior to the next annual meeting to assure time for meaningful consideration by the Nominating

Committee. There are no differences in the manner in which the Nominating Committee evaluates nominees for director based on whether the nominee is recommended by a stockholder or the Nominating Committee. The Company does not pay any third party to identify or assist in identifying or evaluating potential nominees.

     The Nominating Committee operated under a written charter setting forth the functions and responsibilities of the committee. A copy of the charter can be viewed at the Company’s website on www.plxtech.com.

     In reviewing potential candidates for the Board, the Nominating Committee considers the individual’s experience in the semiconductor industry, the general business or other experience of the candidate, the needs of the Company for an additional or replacement director, the personality of the candidate, the candidate’s interest in the business of the Company, as well as numerous other subjective criteria. Of greatest importance is the individual’s integrity, willingness to get involved and ability to bring to the Company experience and knowledge in areas that are most beneficial to the Company. The Board intends to continue to evaluate candidates for election to the Board on the basis of the foregoing criteria.

     All members of the Nominating Committee are independent directors within the meaning of Rule 4200 of the listing standards of Nasdaq .

Compensation Committee Interlocks and Insider Participation

     All members of the Compensation Committee during the fiscal year ended December 31, 2005 were independent directors, and none of them were employees or former employees of the Company. During the fiscal year ended December 31, 2005, no executive officer of the Company served on the Compensation Committee (or equivalent), or the board of directors of another entity whose executive officer(s) served on the Company’s Compensation Committee or Board.

Communication between Stockholders and Directors

     The Company’s Board of Directors currently does not have a formal process for stockholders to send communications to the Board of Directors. Nevertheless, every effort has been made to ensure that the views of stockholders are heard by the Board or individual directors, as applicable, and that appropriate responses are provided to stockholders on a timely basis. The Board of Directors does not recommend that formal communication procedures be adopted at this time because it believes that informal communications are sufficient to communicate questions, comments and observations that could be useful to the Board. However, stockholders wishing to formally communicate with the Board of Directors may send communications directly to D. James Guzy, Chairman of the Board, c/o PLX Technology, Inc., 870 Maude Avenue, Sunnyvale, California 94085.

Compensation of Directors

     The Company currently provides cash compensation for its non-employee directors as follows: (i) each non-employee director not serving on the Audit Committee or as a committee chair shall receive a quarterly cash retainer of $2,500, (ii) each non-employee director serving on the Audit Committee, but not serving as a committee chair, shall receive a quarterly cash retainer of $3,500, (iii) the non-employee director serving as Audit Committee chair shall receive a quarterly cash retainer of $5,000, and $4,000 for each quarterly earnings audit meeting attended in person or telephonically, (iv) the non-employee directors serving as the chairs of the Nominating Committee or Compensation Committee shall each receive a quarterly cash retainer of $4,500, (v) the non-employee director serving as chairman of the Board shall receive a quarterly cash retainer of $6,000 and $4,000 for each scheduled Board meeting attended in person, or $2,000 for each scheduled Board meeting attended telephonically, and (vi) each non-employee director shall receive $2,000 for each scheduled Board meeting attended in person or $1,000 for each scheduled Board meeting attended telephonically.

     The Company’s 1999 Non-Employee Director Plan (the “1999 Director Plan”) provides for annual automatic grants of nonqualified stock options to continuing non-employee directors. Under the 1999 Director Plan, each non-employee director will receive a nonqualified stock option grant of 15,000 shares of the Company’s Common Stock upon his or her initial election to the Board of Directors. On the date of each annual stockholders’ meeting, each incumbent non-employee director who has served on the Board for at least eleven months will automatically be granted a nonqualified stock option to purchase 5,000 shares of the Company’s Common Stock. All options automatically granted to non-employee directors have an exercise price equal to 100% of the fair market value on the date of grant, are fully vested and immediately exercisable. On May 25, 2005, Mr. Guzy, Mr. Hart, and Mr. Smith received nonqualified stock option grants under the Company’s 1999 Director Plan for 5,000 shares each of the Company’s Common Stock at an exercise price of $7.57 per share.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information with respect to the beneficial ownership of the Company’s Common Stock as of March 31, 2006 for (i) each person who is known by the Company to beneficially own more than 5% of the Company’s Common Stock, (ii) each of the Company’s directors, (iii) each of the officers appearing in the Summary Compensation Table below and (iv) all directors and executive officers as a group.

	Shares Beneficially Owned	(1)
Directors, Executive Officers and	Number	Percent (2)
5% Stockholders
Wasatch Investors, Inc.(3)
150 Social Hall Avenue
Salt Lake City, Utah 84111	3,723,663	13.3%
Mazama Capital Management, Inc.(4)
One S.W. Columbia
Suite 1500, Portland, Oregon 97258	2,427,625	8.7%
D. James Guzy (5)	2,227,196	7.9%
Kopp Investment Advisors, LLC(6)
7701 France Avenue South
Suite 500
Edina MN 55435	1,717,260	6.1%
Neil Gagnon (7)
1370 Avenue of the Americas, Suite 2002
New York, New York 10019	1,615,869	5.8%
Michael J. Salameh (8)	982,997	1.8%
Lawrence Chisvin (9)	298,134	*
Alex Wong (10)	231,367	*
Jack Regula (11)	219,022	*
Rafael Torres (12)	184,686	*
Michael A. Hopwood (13)	115,000	*
John H. Hart (14)	45,000	*
Robert H. Smith (15)	25,000	*
Thomas Riordan (16)	15,000	*
Patrick Verderico (17)	15,000	*
All executive officers and directors
as a group (15 persons)(18)	4,427,463	10.8%
____________________

*	Less than 1% of the outstanding common stock

(1)

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable within 60 days of March 31, 2006 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. To the Company’s knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person’s name.

(2)	Percentage beneficially owned is based on 27,963,099 shares of Common Stock outstanding as of March 31, 2006.
(3)	Based on a Schedule 13G filed with the Securities Exchange Commission on February 14, 2006.

(4)	Based on a Schedule 13G filed February 8, 2006 which reports sole voting power over 1,391,129 shares, and sole dispositive power over 2,427,625 shares.

(5)	Includes 2,157,470 shares held by Arbor Company of which Mr. Guzy is President. Also includes 30,000 shares subject to options exercisable within 60 days of March 31, 2006.

(6)	Based upon a Schedule 13G filed with the Securities Exchange Commission on January 24, 2006.

(7)

Based on a Schedule 13G filed February 8, 2006 which reports sole voting power over 650,726 shares, shared voting power over 300,938 shares, sole dispositive power over 613,221 shares, and shared dispositive power over 1,002,648 shares.

(8)	Includes 476,864 shares subject to options exercisable within 60 days of March 31, 2006 and 8,400 shares held by Mr. Salameh’s minor children.

(9)	Includes 298,134 shares subject to options exercisable within 60 days of March 31, 2006.

(10)	Includes 59,199 shares subject to options exercisable within 60 days of March 31, 2006.

(11)	Includes 179,399 shares subject to options exercisable within 60 days of March 31, 2006.

(12)	Includes 184,686 shares subject to options exercisable within 60 days of March 31, 2006.

(13)	Mr. Hopwood served as the Company’s Vice President, Worldwide Sales from 1995 to October 20, 2005. Mr. Hopwood terminated his employment with the Company on February 6, 2006.

(14)	Includes 45,000 shares subject to options exercisable within 60 days of March 31, 2006.

(15)	Includes 25,000 shares subject to options exercisable within 60 days of March 31, 2006.

(16)	Includes 15,000 shares subject to options exercisable within 60 days of March 31, 2006.

(17)	Includes 15,000 shares subject to options exercisable within 60 days of March 31, 2006.

(18)	Includes 1,396,843 shares subject to options exercisable within 60 days of March 31, 2006.

REPORT OF THE COMPENSATION COMMITTEE

     Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filings.

     The Compensation Committee of the Board was formed in July 1990 and consists of D. James Guzy and John H. Hart. Decisions concerning the compensation of the Company’s executive officers are made by the Compensation Committee and reviewed by the full Board (excluding any interested director).

Executive Officer Compensation Programs

     The objectives of the executive officer compensation program are to attract, retain, motivate and reward key personnel who possess the necessary leadership and management skills, through competitive base salary, annual cash bonus incentives, long-term incentive compensation in the form of stock options, and various benefits, including medical and life insurance plans.

     The executive compensation policies of the Compensation Committee are intended to combine competitive levels of compensation and rewards for above average performance and to align relative compensation with the achievements of key business objectives, optimal satisfaction of customers, and maximization of stockholder value. The Compensation Committee believes that stock ownership by management is beneficial in aligning management and stockholder interests, thereby enhancing stockholder value.

     Base Salaries. Salaries for the Company’s executive officers are determined primarily on the basis of the executive officer’s responsibility, general salary practices of peer companies and the officer’s individual qualifications and experience. The base salaries are reviewed annually and may be adjusted by the Compensation Committee in accordance with certain criteria which include individual performance, the functions performed by the executive officer, the scope of the executive officer’s on-going duties, general changes in the compensation peer group in which the Company competes for executive talent, and the Company’s financial performance generally. The weight given each such factor by the Compensation Committee may vary from individual to individual.

     Stock Option Grants. Stock options may be granted to executive officers and other employees under the 1999 Stock Incentive Plan and 1998 Stock Incentive Plan. Because of the direct relationship between the value of an option and the stock price, the Compensation Committee believes that options motivate executive officers to manage the Company in a manner that is consistent with stockholder interests. Stock option grants are intended to focus the attention of the recipient on the Company’s long-term performance which the Company believes results in improved stockholder value, and to retain the services of the executive officers in a competitive job market by providing significant long-term earnings potential. To this end, stock options generally vest and become fully exercisable over a four-year period. The principal factors considered in granting stock options to executive officers of the Company are prior performance, level of responsibility, other compensation and the executive officer’s ability to influence the Company’s long-term growth and profitability. However, the 1999 Stock Incentive Plan and 1998 Stock Incentive Plan do not provide any quantitative method for weighting these factors, and a decision to grant an award is primarily based upon a subjective evaluation of the past as well as future anticipated performance.

     Executive Bonus Plan. During the year ended December 31, 2005, the Company maintained an executive bonus plan program approved by the Compensation Committee. The plan has a fixed component and a variable component. The fixed component is earned, independent of the Company’s financial performance, provided the executive officer was employed as of the year ended December 31, 2005. Accordingly, $63,095 in fixed bonuses was earned in total by the executive officers. The variable component is earned based on Company financial performance. The Compensation Committee approved formulas for determining the variable bonuses of each officer based on Company financial performance. Based on these formulas and the actual 2005 financial performance of the Company, no variable bonuses were earned. Both the fixed and variable bonuses earned are paid over three years. If an officer resigns or is terminated for cause, the unpaid portion of the bonus is forfeited.

     Other Compensation Plans. The Company has adopted certain general employee benefit plans in which executive officers are permitted to participate on parity with other employees. The Company also provides a 401(k) deferred compensation plan. Benefits under these general plans are indirectly tied to the Company’s performance.

     Deductibility of Compensation. It is the Company’s policy to make reasonable efforts to cause executive compensation to be eligible for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”). Under Section 162(m), the federal income tax deductibility of compensation paid to the Company’s chief executive officer and to each of its four other most highly compensated executive officers may be limited to the extent that such compensation exceeds $1 million in any one year. Under Section 162(m), the Company may deduct compensation in excess of $1 million if it qualifies as “performance-based compensation,” as defined in Section 162(m).

     In the recent past, including fiscal 2005, compensation paid to the Company’s chief executive officer and to each of its four other most highly compensated executive officers has been deductible by the Company even though certain compensation may not have qualified as “performance-based compensation.” However, it is possible that non-qualifying compensation paid to the Company’s executive officers may exceed $1 million in a taxable year and therefore limit the deductibility by the Company of a portion of such compensation.

     The Company does not expect base salary cash compensation paid to each of the Company’s executive officers subject to Section 162(m) to exceed $1 million for fiscal 2006, and therefore expects all such cash compensation to be deductible.

Chief Executive Officer Compensation

     The Company’s chief executive officer is Mr. Salameh. The compensation of the chief executive officer is reviewed annually on the same basis as discussed above for all executive officers. Mr. Salameh’s base salary for the fiscal year ended December 31, 2005 was $200,000. Mr. Salameh’s base salary was established in part by comparing the base salaries of chief executive officers at other companies of similar size. Mr. Salameh’s base salary was below the approximate median of the base salary range for chief executive officers of comparable companies. For the fiscal year ended December 31, 2005, Mr. Salameh earned a bonus of $35,285.

MEMBERS OF THE COMPENSATION COMMITTEE

John H. Hart, Chairman
D. James Guzy

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

     The following table sets forth certain information concerning compensation of (i) each person that served as the Company’s chief executive officer during the fiscal year of the Company ended December 31, 2005, and (ii) the four other most highly compensated executive officers of the Company whose aggregate cash compensation exceeded $100,000 during the fiscal year ended December 31, 2005 (collectively, the “Named Executive Officers”):

	Annual Compensation			Long-Term Compensation
				Securities	All Other
				Underlying Options	Compensation (1)
Name and Principal Position	Year	Salary ($)	Bonus ($)	(#)	($)
Michael J. Salameh,	2005	200,000	35,285	44,000	6,664
Chief Executive Officer and	2004	200,000	72,467	50,000	6,000
Director	2003	200,000	--	--	5,016

Lawrence Chisvin,	2005	205,000	19,032	28,500	6,737
Chief Operating Officer	2004	188,750	41,033	79,000	5,639
	2003	180,000	--	50,000	5,400

Rafael Torres,	2005	175,000	17,642	25,000	5,688
Chief Financial Officer, Vice President,	2004	164,583	36,233	23,000	5,267
Finance and Secretary	2003	155,000	--	43,000	4,650

Jack Regula,	2005	190,000	10,211	25,000	6,277
Chief Technology Officer	2004	186,000	22,916	23,000	5,580
	2003	186,000	--	27,000	4,279

Alex Wong,	2005	180,000	13,785	15,000	1,350
Vice President, Business	2004	175,692	42,116	18,000	---
Development	2003	117,128	19,200	55,000	16,801 (3)

Michael A. Hopwood, (2)	2005	166,385	29,468	35,000	31,606 (4)
Vice President, Worldwide Sales	2004	169,583	56,630	25,000	5,345
	2003	160,000	26,920	48,000	4,560
____________________

(1)	Represents matching contributions under the Company 401(k) plan except for the amounts noted in footnotes (3) and (4) below.

(2)	Mr. Hopwood served as the Company’s Vice President, Worldwide Sales from 1995 to October 20, 2005. Mr. Hopwood terminated his employment with the Company on February 6, 2006.

(3)	Includes payment of excess accrued vacation pay of $15,483.

(4)	Includes payment of accrued vacation pay of $26,745.

Option Grants in Last Fiscal Year

     The following table provides certain information with respect to stock options granted to the Named Executive Officers during the fiscal year ended December 31, 2005. In addition, as required by the Securities and Exchange Commission rules, the table sets forth the potential realizable value over the term of the option (the period from the grant to the expiration date) based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These amounts are based on certain assumed rates of appreciation and do not represent the Company’s estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of the Common Stock.

	Individual Grants
	Number of	Percent of			Potential Realizable Value
	Securities	Total Options			at Assumed Annual Rate of
	Underlying	Granted to	Exercise Price		Stock Price Appreciation for
	Options	Employees in	Per	Expiration	Option Term
Name	Granted(#)(1)	Fiscal Year(2)	Share($/Sh)(3)	Date(4)	5%	10%
Michael J. Salameh	44,000	4.6%	8.90	2/1/2012	$159,421	$371,518

Lawrence Chisvin	28,500	3.0%	8.90	2/1/2012	$103,261	$240,642

Rafael Torres	25,000	2.6%	8.90	2/1/2012	$90,580	$211,090

Jack Regula	25,000	2.6%	8.90	2/1/2012	$90,580	$211,090

Alex Wong	15,000	1.6%	8.90	2/1/2012	$54,348	$126,654

Michael A. Hopwood	35,000	3.6%	8.90	2/1/2012	$126,812	$295,525
____________________

(1)	Options are subject to a vesting schedule whereby 25% of the option shares vest upon the one year anniversary of the date of grant and the remaining shares vest equally over the next 36 months thereafter, such that the option shares are 100% vested on the fourth anniversary of the date of grant. Options have a seven year term from the date of grant.

(2)	For the fiscal year ended December 31, 2005, the Company granted options to employees to purchase an aggregate of 964,300 shares.

(3)	The exercise price per share of options granted represented the fair market value of the underlying shares of Common Stock at the date the options were granted.

(4)	Options may terminate before their expiration dates if the optionee’s status as an employee or consultant is terminated or upon the optionee’s death or disability.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

     The following table sets forth certain information with respect to stock options exercised by the Named Executive Officers during the fiscal year ended December 31, 2005, including the aggregate value of gains on the date of exercise. In addition, the table sets forth the number of shares covered by stock options as of December 31, 2005, and the value of “in-the-money” stock options, which represent the positive spread between the exercise price of a stock option and the market price of the shares subject to such option on December 31, 2005.

	Number		Number of Securities		Value of Unexercised
	of Shares	Value	Underlying Unexercised Options		In-The-Money Options at
	Acquired on	Realized	at December 31, 2005(#)		December 31, 2005($)(2)
Name	Exercise (#)	($) (1)	Exercisable	Unexercisable	Exercisable	Unexercisable
Michael J. Salameh	4,420	22,188	498,485	80,459	589,088	-
Lawrence Chisvin	30,208	168,329	279,874	97,418	82,061	100,420
Rafael Torres	18,000	101,917	168,249	51,751	50,304	67,476
Jack Regula	6,187	42,235	193,088	47,084	347,624	42,368
Alex Wong	-	-	46,313	47,398	188,683	112,062
Michael A. Hopwood	90,978	250,250	167,730	64,292	81,648	75,320
____________________

(1)	The value realized upon the exercise of stock options represents the positive spread between the exercise price of stock options and the fair market value of the shares subject to such options on the exercise date.

(2)	Calculated by determining the difference between the fair market value of the securities underlying the option at December 31, 2005 ($8.60 per share), the last trading day of the year, and the exercise price of the Named Executive Officers’ respective options.

Equity Compensation Plans

     The following table sets forth information about shares of the Company’s Common Stock that may be issued under the Company’s equity compensation plans, all of which have been approved by the Company’s stockholders, except for the Sebring Systems, Inc. 1997 Stock Option/Stock Issuance Plan, the HiNT Corporation 2000 Stock Plan and the NetChip Technology, Inc. 1996 Flexible Stock Incentive Plan, assumed upon the Company’s acquisition of Sebring Systems, Inc., HiNT Corporation and NetChip Technology, Inc. Information in the table is as of December 31, 2005.

			Number of securities
			remaining available for
	Number of securities to	Weighted-average	future issuance under
	be issued upon exercise	exercise price	equity compensation
	of outstanding	of outstanding options,	plans (excluding
	options, warrants	warrants	securities reflected
Plan Category	and rights (a)	and rights (b)	in column (a)) (c)

Equity compensation plans approved by security holders (1)	4,305,013	$10.91	1,032,905
Equity compensation plans not approved by security holders (2)	178,038	$2.27	___
Total / Weighted Ave./ Total	4,483,051	$10.57	1,032,905

(1)	Represents shares of the Company’s Common Stock issuable upon exercise of options outstanding under the following equity compensation plans: 1998 Stock Incentive Plan, 1999 Stock Incentive Plan and 1999 Non-Employee Director Option Program, which shares to be issued under the 1999 Non-Employee Director Option Program will come from shares of the Company’s Common Stock reserved for issuance under the 1999 Stock Incentive Plan.

(2)	As of December 31, 2005, options and rights to purchase an aggregate of 178,038 shares of the Company’s Common Stock at a weighted average exercise price of $2.27 were outstanding under the Sebring Systems, Inc. 1997 Stock Option/Stock Issuance Plan, the HiNT Corporation 2000 Stock Plan and the NetChip Technology, Inc. 1996 Flexible Stock Incentive Plan, which options and rights were assumed in connection with the acquisition of Sebring Systems, Inc., HiNT Corporation and NetChip Technology, Inc. by the Company. No further option grants will be made under the assumed equity compensation plans.

REPORT OF THE AUDIT COMMITTEE

     Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report shall not be deemed to be incorporated by reference into any such filings.

     The Audit Committee consists of Robert H. Smith, D. James Guzy and Patrick Verderico. Each of the members of the Audit Committee is independent (as defined in Rule 4200(a)(15) of the National Association of Securities Dealers’ listing standards).

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing financial reports and other financial information provided by the Company to any governmental body or the public, the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board of Directors have established, and the Company’s auditing, accounting and financial reporting processes generally. The Audit Committee annually appoints the independent registered public accounting firm to audit the financial statements of the Company, to audit the Company’s internal controls over financial reporting, and meets with such personnel of the Company to review the scope and the results of the annual audit, the amount of audit fees, the Company’s internal accounting controls, the Company’s financial statements contained in the Company’s Annual Report to its stockholders and other related matters. A more detailed description of the functions of the Audit Committee can be found in the Company’s Audit Committee Charter, a copy of which is posted on the Company’s website at www.plxtech.com.

     The Audit Committee has reviewed and discussed with management the financial statements for fiscal year ended December 31, 2005 audited by BDO Seidman LLP, the Company’s independent registered public accounting firm. The Audit Committee has discussed with BDO Seidman LLP various matters related to the financial statements, including internal controls under Sarbanes-Oxley Rule 404 and those matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU §380). The Audit Committee has also received the written disclosures and the letter from BDO Seidman LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee), and has discussed with BDO Seidman LLP its independence. Based upon such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 for filing with the Securities and Exchange Commission.

     The Audit Committee and the Board of Directors also have recommended the selection of BDO Seidman LLP as its independent registered public accounting firm for the year ending December 31, 2006.

MEMBERS OF THE AUDIT COMMITTEE

Robert H. Smith, Chairman
D. James Guzy
Patrick Verderico

MANAGEMENT

Executive Officers

     The executive officers, their ages and their positions with the Company as of December 31, 2005 are as follows:

Name	Age	Position
Michael J. Salameh	51	Chief Executive Officer and Director
Rafael Torres	37	Chief Financial Officer, Vice President, Finance and Secretary
Lawrence Chisvin	51	Chief Operating Officer
Matthew Ready	47	Vice President, Worldwide Sales
Hector A. Berardi	41	Vice President, Operations
Jack Regula	57	Vice President, Chief Technology Officer
Alex Wong	43	Vice President, Business Development
David K. Raun	43	Vice President, Marketing
George Apostol	41	Vice President, Engineering
Michael A. Hopwood (1)	43	Vice President, Worldwide Sales
____________________

(1)    Mr. Hopwood served as the Company’s Vice President, Worldwide Sales from 1995 to October 20, 2005. Mr. Hopwood terminated his employment with the Company on February 6, 2006.

     Michael J. Salameh co-founded the Company and has served as Chief Executive Officer and as a member of the Board of Directors since the Company’s inception in May 1986. From 1980 through 1986, Mr. Salameh was employed in various marketing management positions with Hewlett-Packard Company. Mr. Salameh is also a director of Giotti Inc., a privately held company. Mr. Salameh received a B.S. in engineering and applied science from Yale University and an M.B.A. from Harvard Business School.

     Rafael Torres has served as the Company’s Chief Financial Officer, Vice President, Finance and Secretary since November 2000. From May 1999 to November 2000, Mr. Torres served as the Company’s Corporate Controller. From September 1998 to May 1999, Mr. Torres was employed by OnCommand Corporation, an on demand video company, as accounting manager. From June 1997 to September 1998, Mr. Torres was employed by Silicon Valley Group, a semiconductor equipment company, as manager of financial reporting and analysis. From September 1994 to June 1997, Mr. Torres was employed with PriceWaterhouse LLP, a public accounting firm, as senior auditor. Mr. Torres received a B.S. in accounting from Santa Clara University. Mr. Torres is a Certified Public Accountant.

     Lawrence Chisvin has served as the Company’s Chief Operating Officer since August 2004. From May 2000 to August 2004, Mr. Chisvin served as the Company’s Vice President, Marketing. From September 1998 through May 2000, Mr. Chisvin was employed by Neomagic, a semiconductor company, as director of marketing. From May 1996 through September 1998, Mr. Chisvin was employed by LSI Logic, a semiconductor company, as director of marketing. Prior to LSI Logic, Mr. Chisvin was employed in a variety of marketing and engineering positions at S3, Philips, Western Digital, and Digital Equipment Corporation. Mr. Chisvin received a B.S. in electrical engineering from Northeastern University and an M.S. in electrical engineering from Worcester Polytechnic Institute.

     Matthew Ready has served as the Company’s Vice President, Worldwide Sales since November 2005. From June 2005 to July 2005, Mr. Ready was Vice President of Brand Sales at Sigmatel, a consumer electronic company. From April 2004 to May 2005, Mr. Ready was Vice President of Worldwide Sales at Zeevo, a Bluetooth chip company, which was acquired by Broadcom in March 2005. From April 2000 to March 2004, Mr. Ready was Vice President of Sales at Genesis Microchip, an integrated circuit semiconductor company. From March 1996 to March 2000, Mr. Ready was General Manager at Brooks Technical Group, a global manufacturing representative company. From February 1991 to February 1996, Mr. Ready worked at OPTi, a PC-AT and audio IC chip company, where his last position was Vice President of Sales. From 1989 to 1991, Mr. Ready co-founded and was General Manager of Infinity Sales, a hi-tech representative company. From 1984 to 1989, Mr. Ready held various sales and sales management positions at VLSI Technology. Mr. Ready received a B.S in Business Administration from San Jose State University.

     Hector A. Berardi has served as the Company’s Vice President, Operations since August 2002. From April 1999 to July 2002, Mr. Berardi served as the Vice President of Operations at Ubicom Inc., a developer of wireless network processors and software platforms. From June 1998 to April 1999, Mr. Berardi was a design and program manager for the advanced RISC core development group at ST Microelectronics, a semiconductor company. From July 1997 to May 1998, Mr. Berardi worked at National Semiconductor Corporation, a semiconductor company, where his last position was senior product engineering manager for microcontroller technologies. Mr. Berardi received an M.B.A. and a B.S. in electrical engineering from Santa Clara University.

     Jack Regula has served as the Company’s Vice President, Chief Technology Officer since October 2001. From May 2000 to October 2001, Mr. Regula served as the Company’s Chief Scientist. Mr. Regula founded Sebring Systems, Inc., a semiconductor company, in 1996 and was the Chairman and Chief Technology Officer of Sebring Systems, Inc. from 1996 until its acquisition by the Company in May 2000. Prior to Sebring Systems, Inc., Mr. Regula was employed in a variety of engineering management positions at Sunscoop Corporation, Force Computers, and Ironics, Inc. Mr. Regula received a B.S. in electrical engineering and an M.S. in electrical engineering, both from Rensselaer Polytechnic Institute.

     Alex Wong has served as the Company’s Vice President, Business Development since October 2003. From May 2003 to October 2003, Mr. Wong served as Vice President. From September 1991 to May 2003, Mr. Wong served as President at HiNT Corporation, a fabless semiconductor company providing PCI-to-PCI bridge products, until its acquisition by the Company in May 2003. Prior to HiNT Corporation, Mr. Wong was the lead chipset developer for Silicon Integrated Systems, a semiconductor company. Mr. Wong received a B.S. in Computer Engineering from the University of Manitoba in Canada.

     David K. Raun has served as the Company’s Vice President, Marketing since November 2004. From January 2002 through November 2004, Mr. Raun was Vice President of Marketing at Pericom Semiconductor Corporation. In 2001, Mr. Raun was Executive Vice President and General Manager at Actovate, a technology-based market company. From September 1989 to November 2000, Mr. Raun was employed at Waferscale Integration, Inc. where his last position was Vice President of PSD and memory products. From 1985 to 1989, Mr. Raun held various sales, sales management, and marketing positions at Advanced Micro Devices. Mr. Raun received a B.S. in electrical and computer engineering from the University of California, Santa Barbara.

     George Apostol has served as the Company’s Vice President, Engineering since May 2005. From April 2004 to April 2005, Mr. Apostol was Vice President of Engineering at Audience, Inc., a fabless semiconductor company. From February 2000 to March 2004, Mr. Apostol was Vice President of Engineering at BRECIS Communications, a multi-service processor developer company. From 1996 to 2000, Mr. Apostol held various senior engineering and management positions at TiVo, RedCreek Communications, and Cabletron. Prior to that, Mr. Apostol was employed in a variety of engineering and management positions at Xerox, Sun Microsystems, Silicon Graphics, and LSI Logic. Mr. Apostol received a B.S. in Electrical Engineering from the Massachusetts Institute of Technology.

     Michael A. Hopwood has served as the Company’s Vice President, Worldwide Sales from 1995 until October 20, 2005. Mr. Hopwood terminated his employment with the Company on February 6, 2006. From 1984 until 1989, Mr. Hopwood held various sales positions at Intel Corporation, a semiconductor manufacturer. Mr. Hopwood received a B.S. in physics engineering from Pacific Lutheran University.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company has entered into indemnification agreements with its directors and certain of its executive officers. The indemnity agreements provide, among other things, that the Company will indemnify its directors and executive officers, under the circumstances and to the extent provided therein, for expenses, damages, judgments, fines and settlements each may be required to pay in actions or proceedings which any of them may be made a party by reason of their positions as a director, executive officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s bylaws.

PLX TECHNOLOGY, INC.
STOCK PERFORMANCE GRAPH

     Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following graph shall not be deemed to be incorporated by reference into any such filings.

     The following graph compares the percentage change in the cumulative total stockholder return on the Company’s Common Stock from December 31, 2000 through the end of the Company’s fiscal year ended December 31, 2005, with the percentage change in the cumulative total return for the Philadelphia Semiconductor Index and Russell 2000 Index. The comparison assumes an investment of $100 on December 31, 2000 in the Company’s Common Stock and in each of the foregoing indices and assumes reinvestment of dividends, if any. The stock performance shown on the graph below is not necessarily indicative of future price performance.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG PLX TECHNOLOGY, INC., THE RUSSELL 2000 INDEX
AND THE PHILADELPHIA SEMICONDUCTOR INDEX

* $100 invested on 12/31/00 in stock or index-including reinvestment of dividends.
Fiscal year ending December 31.

Copyright © 2006, Standard & Poor's, a division of The McGraw-Hill Companies, Inc. All rights reserved.
www.researchdatagroup.com/S&P.htm

	Cumulative Total Return
	12/00	12/01	12/02	12/03	12/04	12/05
PLX Technology, Inc.	$100.00	$151.70	$47.04	$106.47	$125.11	$103.46
Russell 2000 Index	100.00	102.49	81.49	120.00	142.00	148.46
Philadelphia Semiconductor Index	100.00	93.57	47.77	89.40	72.48	81.46

CODE OF BUSINESS CONDUCT AND ETHICS

     The Board of Directors has adopted a Code of Business Conduct and Ethics applicable to all directors, officers, and employees of the Company as required by applicable securities laws, rules of the Securities and Exchange Commission, and the listing standards of The Nasdaq Stock Market, Inc. Any amendments to, or waivers from, any provision of the Company’s Code of Business Conduct and Ethics will be posted on the Company’s website. A copy of the Code of Business Conduct and Ethics is posted on the Company’s website at www.plxtech.com.

STOCKHOLDER PROPOSALS

     Requirements for Stockholder Proposals to be Brought Before an Annual Meeting. For stockholder proposals to be considered properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice in writing to the Secretary of the Company. To be timely for the 2007 annual meeting of stockholders, a stockholder’s notice must be delivered to or mailed and received by the Secretary of the Company at the principal executive offices of the Company between February 2, 2007 and March 4, 2007. A stockholder’s notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of the stockholder proposing such business, (iii) the class and number of shares of the Company which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business.

     Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials. Stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended and intended to be presented at the Company’s 2007 annual meeting of stockholders must be received by the Company not later than December 19, 2006 in order to be considered for inclusion in the Company’s proxy materials for that meeting.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Exchange Act requires the Company’s directors, executive officers and persons who own more than 10% of the Company’s Common Stock (collectively, “Reporting Persons”) to file reports of ownership and changes in ownership of the Company’s Common Stock. Reporting Persons are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file. Based solely on its review of the copies of such reports received or written representations from certain Reporting Persons, the Company believes that during the fiscal year ended December 31, 2005, all Reporting Persons complied with all applicable filing requirements.

Other Matters

     The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

     It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

FORM 10-K ANNUAL REPORT

     UPON WRITTEN REQUEST TO THE CORPORATE SECRETARY, PLX TECHNOLOGY, INC., 870 MAUDE AVENUE, SUNNYVALE, CALIFORNIA 94085, THE COMPANY WILL PROVIDE WITHOUT CHARGE TO EACH PERSON SOLICITED A COPY OF THE ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES FILED THEREWITH.

By Order of the Board of Directors,

Michael J. Salameh
Chief Executive Officer and Director

April 18, 2006
Sunnyvale, California

APPENDIX A

PLX TECHNOLOGY, INC.

1999 STOCK INCENTIVE PLAN

Amended and Restated March, 2006
Amended and Restated March, 2004
Amended and Restated March, 2002
Amended and Restated March, 2001
Amended and Restated May, 2000

     1. Purposes of the Plan. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company’s business.

     2. Definitions. As used herein, the following definitions shall apply:

          (a) “Administrator” means the Committee appointed to administer the Plan, or in the absence of a Committee appointed to administer the Plan, the Board..

          (b) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

          (c) “Applicable Laws” means the legal requirements relating to the administration of stock incentive plans, if any, under applicable provisions of federal securities laws, state corporate and securities laws, the Code, the rules of any applicable stock exchange or national market system, and the rules of any foreign jurisdiction applicable to Awards granted to residents therein.

          (d) “Award” means the grant of an Option, SAR, Dividend Equivalent Right, Restricted Stock, Restricted Stock Units or other right or benefit under the Plan.

          (e) “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

          (f) “Board” means the Board of Directors of the Company.

          (g) “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity, or in the absence of such then-effective written agreement and definition, is based on, in the determination of the Administrator, the Grantee’s: (i) refusal or failure to act in accordance with any specific, lawful direction or order of the Company or a Related Entity; (ii) unfitness or unavailability for service or unsatisfactory performance (other than as a result of Disability); (iii) performance of any act or failure to perform any act in bad faith and to the detriment of the Company or a Related Entity; (iv) dishonesty, intentional misconduct or material breach of any agreement with the Company or a Related Entity; or (v) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. At least 30 days prior to the termination of the Grantee’s Continuous Service pursuant to (i) or (ii) above, the Administrator shall provide the Grantee with notice of the Company’s or such Related Entity’s intent to terminate, the reason therefor, and an opportunity for the Grantee to cure such defects in his or her service to the Company’s or such Related Entity’s satisfaction. During this 30 day (or longer) period, no Award issued to the Grantee under the Plan may be exercised or purchased.

          (h) “Change in Control” means a change in ownership or control of the Company effected through either of the following transactions:

               (i) the direct or indirect acquisition by any person or related group of persons (other than an acquisition from or by the Company or by a Company-sponsored employee benefit plan or by a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders which a majority of the Continuing Directors who are not Affiliates or Associates of the offeror do not recommend such stockholders accept, or

               (ii) a change in the composition of the Board over a period of thirty-six (36) months or less such that a majority of the Board members (rounded up to the next whole number) ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who are Continuing Directors.

          (i) “Code” means the Internal Revenue Code of 1986, as amended.

          (j) “Committee” means the Compensation Committee of the Company (or subcommittee of the Compensation Committee) appointed by the Board to administer the Plan.

          (k) “Common Stock” means the common stock of the Company.

          (l) “Company” means PLX Technology, Inc., a Delaware corporation.

          (m) “Consultant” means any person (other than an Employee or, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

          (n) “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least thirty-six (36) months or (ii) have been Board members for less than thirty-six (36) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

          (o) “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director or Consultant, is not interrupted or terminated. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers between locations of the Company or among the Company, any Related Entity, or any successor, in any capacity of Employee, Director or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract.

          (p) “Corporate Transaction” means any of the following transactions:

               (i) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state in which the Company is incorporated;

               (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company (including the capital stock of the Company’s subsidiary corporations) in connection with the complete liquidation or dissolution of the Company;

               (iii) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger; or

               (iv) an acquisition by any person or related group of persons (other than the Company or by a Company-sponsored employee benefit plan) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities (whether or not in a transaction also constituting a Change in Control), but excluding any such transaction that the Administrator determines shall not be a Corporate Transaction.

          (q) “Covered Employee” means an Employee who is a “covered employee” under Section 162(m)(3) of the Code.

          (r) “Director” means a member of the Board or the board of directors of any Related Entity.

          (s) “Disability” means that a Grantee would qualify for benefit payments under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy.

          (t) “Dividend Equivalent Right” means a right entitling the Grantee to compensation measured by dividends paid with respect to Common Stock.

          (u) “Employee” means any person, including an Officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

          (v) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

          (w) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on one or more established stock exchanges or national market systems, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

               (iii) In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

          (x) “Grantee” means an Employee, Director or Consultant who receives an Award pursuant to an Award Agreement under the Plan.

          (y) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (z) “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

          (aa) “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (bb) “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

          (cc) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (dd) “Performance - Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

          (ee) “Plan” means this 1999 Stock Incentive Plan.

          (ff) “Registration Date” means the first to occur of (i) the closing of the first sale to the general public of (A) the Common Stock or (B) the same class of securities of a successor corporation (or its Parent) issued pursuant to a Corporate Transaction in exchange for or in substitution of the Common Stock, pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended; and (ii) in the event of a Corporate Transaction, the date of the consummation of the Corporate Transaction if the same class of securities of the successor corporation (or its Parent) issuable in such Corporate Transaction shall have been sold to the general public pursuant to a registration statement filed with and declared effective by, on or prior to the date of consummation of such Corporate Transaction, the Securities and Exchange Commission under the Securities Act of 1933, as amended.

          (gg) “Related Entity” means any Parent, Subsidiary and any business, corporation, partnership, limited liability company or other entity in which the Company, a Parent or a Subsidiary holds a substantial ownership interest, directly or indirectly.

          (hh) “Retirement” means a termination of the Grantee’s Continuous Service if the Grantee has reached age fifty five (55) and completed ten (10) or more years of service with the Company or any subsidiary of the Company (including years of service with an entity acquired by the Company pursuant to a merger or acquisition).

          (ii) “Related Entity Disposition” means the sale, distribution or other disposition by the Company of all or substantially all of the Company’s interests in any Related Entity effected by a sale, merger or consolidation or other transaction involving that Related Entity or the sale of all or substantially all of the assets of that Related Entity.

          (jj) “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

          (kk) “Restricted Stock Units” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares or other securities or a combination of cash, Shares or other securities as established by the Administrator.

          (ll) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

          (mm) “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

          (nn) “Share” means a share of the Common Stock.

          (oo) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan.

          (a) Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) is 5,800,000 Shares. Notwithstanding the foregoing, the maximum aggregate number of Shares which may be issued pursuant to Awards (other than SARs and Options) is 400,000 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.

          (b) Any Shares covered by an Award (or portion of an Award) which is forfeited or canceled, expires or is settled in cash, shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan. Notwithstanding anything to the contrary contained herein: (i) Shares tendered or withheld in payment of an Option exercise price shall not be returned to the Plan and shall not become available for future issuance under the Plan; (ii) Shares withheld by the Company to satisfy any tax withholding obligation shall not be returned to the Plan and shall not become available for future issuance under the Plan; and (iii) all Shares covered by the portion of an SAR that is exercised (whether or not Shares are actually issued to the Grantee upon exercise of the SAR) shall be considered issued pursuant to the Plan.

     4. Administration of the Plan.

          (a) Plan Administrator.

               (i) Administration with Respect to Directors and Officers. With respect to grants of Awards to Directors or Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws and to permit such grants and related transactions under the Plan to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16b-3. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

               (ii) Administration With Respect to Consultants and Other Employees. With respect to grants of Awards to Employees or Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board.

               (iii) Administration With Respect to Covered Employees. Notwithstanding the foregoing, grants of Awards to any Covered Employee intended to qualify as Performance-Based Compensation shall be made only by a Committee (or subcommittee of a Committee) which is comprised solely of two or more Directors eligible to serve on a committee making Awards qualifying as Performance-Based Compensation. In the case of such Awards granted to Covered Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

               (iv) Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

          (b) Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

               (i) to select the Employees, Directors and Consultants to whom Awards may be granted from time to time hereunder;

               (ii) to determine whether and to what extent Awards are granted hereunder;

               (iii) to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder;

               (iv) to approve forms of Award Agreements for use under the Plan;

               (v) to determine the terms and conditions of any Award granted hereunder;

               (vi) to amend the terms of any outstanding Award granted under the Plan, provided that (A) any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent, provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee, (B) the reduction of the exercise price of any Option awarded under the Plan and the reduction of the base appreciation amount of any SAR awarded under the Plan shall be subject to stockholder approval, (C) canceling an Option or SAR at a time when its exercise price or base appreciation amount (as applicable) exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, SAR, Restricted Stock, or other Award shall be subject to stockholder approval, unless the cancellation and exchange occurs in connection with a Corporate Transaction and (D) the vesting schedule for Awards may only be amended in the event of a Corporate Transaction, a Change in Control or Related Entity Disposition or in the event of the Grantee’s death, Disability or Retirement;

               (vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan, including without limitation, any notice of Award or Award Agreement, granted pursuant to the Plan;

               (viii) to establish additional terms, conditions, rules or procedures to accommodate the rules or laws of applicable foreign jurisdictions and to afford Grantees favorable treatment under such laws; provided, however, that no Award shall be granted under any such additional terms, conditions, rules or procedures with terms or conditions which are inconsistent with the provisions of the Plan; and

               (ix) to take such other action, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

          (c) Effect of Administrator’s Decision. All decisions, determinations and interpretations of the Administrator shall be conclusive and binding on all persons.

     5. Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company, a Parent or a Subsidiary. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in foreign jurisdictions as the Administrator may determine from time to time.

     6. Terms and Conditions of Awards.

          (a) Type of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) an Option, a SAR or similar right with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or (iii) any other security with the value derived from the value of the Shares. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, Restricted Stock Units or Dividend Equivalent Rights and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

          (b) Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary) exceeds $100,000, such excess Options, to the extent of the Shares covered thereby in excess of the foregoing limitation, shall be treated as Non-Qualified Stock Options. For this purpose, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the date the Option with respect to such Shares is granted.

          (c) Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria. The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added and (xvii) market share. The performance criteria may be applicable to the Company, Related Entities and/or any individual business units of the Company or any Related Entity. Partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

          (d) Acquisitions and Other Transactions. The Administrator may issue Awards under the Plan in settlement, assumption or substitution for, outstanding awards or obligations to grant future awards in connection with the Company or a Related Entity acquiring another entity, an interest in another entity or an additional interest in a Related Entity whether by merger, stock purchase, asset purchase or other form of transaction.

          (e) Deferral of Award Payment. The Administrator may establish one or more programs under the Plan to permit selected Grantees the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Grantee to payment or receipt of Shares or other consideration under an Award. The Administrator may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, Shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Administrator deems advisable for the administration of any such deferral program.

          (f) Separate Programs. The Administrator may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Awards to one or more classes of Grantees on such terms and conditions as determined by the Administrator from time to time.

          (g) Individual Limitations on Awards.

               (i) Individual Option and SAR Limit. The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any fiscal year of the Company shall be one million (1,000,000) Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitation with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

               (ii) Individual Limit for Restricted Stock and Restricted Stock Units. For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance-Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any fiscal year of the Company shall be four hundred thousand (400,000). The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.

          (h) Term of Award. The term of each Award shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

          (i) Transferability of Awards. Incentive Stock Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee; provided, however, that the Grantee may designate a beneficiary of the Grantee’s Incentive Stock Option in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator. Other Awards shall be transferable to the extent provided in the Award Agreement.

          (j) Time of Granting Awards. The date of grant of an Award shall for all purposes be the date on which the Administrator makes the determination to grant such Award, or such other date as is determined by the Administrator. Notice of the grant determination shall be given to each Employee, Director or Consultant to whom an Award is so granted within a reasonable time after the date of such grant.

          (k) Vesting of Awards. Except with respect to Awards granted to Consultants and Directors, Awards issued under the Plan shall vest and be released from a risk of forfeiture (if applicable) over a period of no less than three (3) years measured from the date of issuance of the Award. Notwithstanding the foregoing, Awards subject to performance-based vesting may vest and be released from a risk of forfeiture (if applicable) over a period of no less than one (1) year measured from the date of issuance of the Award. As provided in Section 4(b)(vi), the vesting schedule for Awards may only be amended in the event of a Corporate Transaction, a Change in Control or a Related Entity Disposition or in the event of the Grantee’s death, Disability or Retirement.

     7. Award Exercise or Purchase Price, Consideration, Taxes and Reload Options.

          (a) Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

               (i) In the case of an Incentive Stock Option:

                    (A) granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

                    (B) granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

               (iii) In the case of Awards intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

               (iv) In the case of other Awards, such price as is determined by the Administrator, but in no event to be less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

               (v) Notwithstanding the foregoing provisions of this Section 7(a), in the case of an Award issued pursuant to Section 6(d), above, the exercise or purchase price for the Award shall be determined in accordance with the principles of Section 424(a) of the Code.

          (b) Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following, provided that the portion of the consideration equal to the par value of the Shares must be paid in cash or other legal consideration permitted by the Delaware General Corporation Law:

               (i) cash;

               (ii) check;

               (iii) surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require (including withholding of Shares otherwise deliverable upon exercise of the Award) which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

               (iv) with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

               (v) any combination of the foregoing methods of payment.

          (c) Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any foreign, federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares or the disqualifying disposition of Shares received on exercise of an Incentive Stock Option. Upon exercise of an Award, the Company shall withhold or collect from Grantee an amount sufficient to satisfy such tax obligations.

     8. Exercise of Award.

          (a) Procedure for Exercise; Rights as a Stockholder.

               (i) Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement.

               (ii) An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b)(v). Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Shares subject to an Award, notwithstanding the exercise of an Option or other Award. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Award. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in the Award Agreement or Section 10, below.

          (b) Exercise of Award Following Termination of Continuous Service.

               (i) An Award may not be exercised after the termination date of such Award set forth in the Award Agreement and may be exercised following the termination of a Grantee’s Continuous Service only to the extent provided in the Award Agreement.

               (ii) Where the Award Agreement permits a Grantee to exercise an Award following the termination of the Grantee’s Continuous Service for a specified period, the Award shall terminate to the extent not exercised on the last day of the specified period or the last day of the original term of the Award, whichever occurs first.

               (iii) Any Award designated as an Incentive Stock Option to the extent not exercised within the time permitted by law for the exercise of Incentive Stock Options following the termination of a Grantee’s Continuous Service shall convert automatically to a Non-Qualified Stock Option and thereafter shall be exercisable as such to the extent exercisable by its terms for the period specified in the Award Agreement.

     9. Conditions Upon Issuance of Shares.

          (a) Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares pursuant thereto shall comply with all Applicable Laws, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          (b) As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

     10. Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for (i) any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, (ii) any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company, or (iii) as the Administrator may determine in its discretion, any other transaction with respect to Common Stock to which Section 424(a) of the Code applies; provided, however that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator and its determination shall be final, binding and conclusive. Except as the Administrator determines, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award.

     11. Corporate Transactions/Changes in Control/Related Entity Dispositions. Except as may be provided in an Award Agreement:

          (a) Effective upon the consummation of a Corporate Transaction, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate if they are, in connection with the Corporate Transaction, assumed by the successor corporation or Parent thereof.

          (b) Effective upon the consummation of a Related Entity Disposition, for purposes of the Plan and all Awards, the Continuous Service of each Grantee who is at the time engaged primarily in service to the Related Entity involved in such Related Entity Disposition shall terminate and each Award of such Grantee which is at the time outstanding under the Plan shall be exercisable in accordance with the terms of the Award Agreement evidencing such Award. However, such Continuous Service shall be not to deemed to terminate if such Award is, in connection with the Related Entity Disposition, assumed by the successor entity or its parent.

     12. Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 16, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective.

     13. Amendment, Suspension or Termination of the Plan.

          (a) The Board may at any time amend, suspend or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws, or if such amendment would lessen the stockholder approval requirements of Section 4(b)(vi) or this Section 13(a).

          (b) No Award may be granted during any suspension of the Plan or after termination of the Plan.

          (c) Any amendment, suspension or termination of the Plan (including termination of the Plan under Section 12, above) shall not affect Awards already granted, and such Awards shall remain in full force and effect as if the Plan had not been amended, suspended or terminated, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

     14. Reservation of Shares.

          (a) The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          (b) The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     15. No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the Company’s right to terminate the Grantee’s Continuous Service at any time, with or without cause.

     16. No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Retirement-Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

     17. Stockholder Approval. The Plan became effective when adopted by the Board in January 1999. In March 2000, the Board adopted and approved an amendment and restatement of the Plan (a) to increase the number of Shares available for issuance under the Plan from 1,000,00 Shares to 2,500,000 Shares and (b) to adopt a limit on the maximum number of Shares with respect to which Options may be granted to any Grantee in any fiscal year of the Company and certain other administrative provisions to comply with the performance-based compensation exception to the deduction limit of Section 162(m) of the Code, which amendments were approved by the stockholders in May 2000. In March 2001, the Board adopted and approved an amendment and restatement of the Plan to (a) increase the number of Shares available for issuance under the Plan from 2,500,000 Shares to 3,400,000 Shares and (b) provide that any reduction of the exercise price of any Option awarded under the Plan which would be treated as a repricing for accounting purposes under the Financial Accounting Standards Board Interpretation No. 44 shall be subject to shareholder approval, which amendments were approved by the stockholders in May 2001. In March 2002, the Board adopted and approved an amendment and restatement of the Plan to increase the number of Shares available for issuance under the Plan from 3,400,000 Shares to 4,300,000 Shares, which amendment was approved by the stockholders in May 2002. In March 2004, the Board adopted and approved an amendment and restatement of the Plan to increase the number of Shares available for issuance under the Plan from 4,300,000 Shares to 5,000,000 Shares, which amendment was approved by the stockholders in May 2004. In March 2006, the Board adopted and approved an amendment and restatement of the Plan to (a) increase the number of Shares available for issuance under the Plan from 5,000,000 Shares to 5,800,000 Shares, (b) provide for the grant of Restricted Stock Units, (c) adopt a limit on the maximum number of Shares of Restricted Stock and Restricted Stock Units which may be granted to any Grantee in any fiscal year of the Company to comply with the performance-based compensation exception to the deduction limit of Section 162(m) of the Code and (d) make certain other administrative changes, which amendment is subject to approval by the stockholders of the Company.

PLX TECHNOLOGY, INC.
C/O EQUISERVE TRUST COMPANY N.A
P.O. BOX 8694
EDISON, NJ 08818-8694

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 23, 2006. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by PLX Technology, Inc. in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 23, 2006. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to PLX Technology, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	PLXTC1	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PLX TECHNOLOGY, INC.

Shares represented by  this  proxy  will  be  voted  as directed by the  stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of all directors.

					For All	Withhold All	For All Except	To withhold authority to vote for one or more nominee(s), mark "For All Except" and write the nominee's number(s) on the line below.

Vote on Directors
1. Election of Directors
Nominees:					☐	☐	☐
01) Michael J. Salameh 04) Robert H. Smith
02) D. James Guzy 05) Thomas Riordan
03) John H. Hart 06) Patrick Verderico

Vote on Proposals		For	Against	Abstain					For	Against	Abstain

2. To ratify and approve an amendment and restatement of the Company's 1999 Stock Incentive Plan to (i) increase the number of shares reserved for issuance thereunder from 5,000,000 shares to 5,800,000 shares, (ii) provide for the grant of restricted stock units, and (iii) adopt a limit on the maximum number of shares of restricted stock and restricted stock units which may be granted to any individual in any fiscal year to comply with the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended.		☐	☐	☐

3.   To ratify and approve the appointment of BDO Seidman LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2006.

4.   In their discretion, the proxies are authorized to vote upon  such  other  business  as  may  properly  come before the Annual Meeting.

									☐	☐	☐

Please sign this proxy exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such.
For address changes please check this box and write them on the other side of this card.				☐
		Yes	No
Please indicate if you plan to attend this meeting.		☐	☐

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)			Date

PLX TECHNOLOGY, INC.
870 Maude Avenue
Sunnyvale, CA 94085
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING ON MAY 24, 2006

Michael J. Salameh and Rafael Torres, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of PLX Technology, Inc. (the "Company"), to be held on Wednesday, May 24, 2006 at the Company's headquarters, 870 Maude Avenue, Sunnyvale, California, and any adjournment or postponement thereof.

Election of six directors (or if any nominee is not available for election, such substitute as the Board of Directors or the proxy holders may designate). Nominees: 01) MICHAEL J. SALAMEH, 02) D. JAMES GUZY, 03) JOHN H. HART, 04) ROBERT H. SMITH, 05) THOMAS RIORDAN, AND 06) PATRICK VERDERICO AND FOR PROPOSALS 2 AND 3.

Address Change(s):

(If you noted address change(s) above, please mark corresponding box on the reverse side.)
SEE	(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)	SEE
REVERSE		REVERSE
SIDE		SIDE